LIVEPERSON, INC.
INCENTIVE STOCK OPTION AGREEMENT

1.	Grant of Option.

LivePerson, Inc., a Delaware corporation (the “Company”) hereby grants, as of _____ (the “Grant Date”), to _____ (the “Participant”) of an option (the “Option”) to purchase ____ shares of the Common Stock, $0.001 par value per share, of the Company (“Shares”) at an exercise price equal to $_____ per share (the “Exercise Price”).  The Option shall be subject to the terms and conditions set forth herein.  The Option is issued pursuant to the Company’s 2009 Stock Incentive Plan as Amended and Restated (the “Plan”).

It is intended that the Option evidenced by this Stock Option Agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).  Except as otherwise indicated by the context, the term “Participant”, as used in this Stock Option Agreement, shall be deemed to include any person who acquires the right to exercise the Option validly under its terms.

2.	Definitions.

Unless otherwise provided herein, all capitalized terms in this Stock Option Agreement shall have the meaning assigned to them in the Plan.

3.	Exercise Schedule.

Except as otherwise provided herein or in the Plan, the Option is exercisable in installments as provided below.  The following table indicates each date (the “Vesting Date”) upon which the Participant shall be entitled to exercise the Option with respect to the percentage of Shares granted as indicated beside the date, provided that the continuous relationship with the Company of the Participant (as described below in Section 4(b)) continues through and on the applicable Vesting Date:

Vesting Date	Percentage of Shares

First Anniversary of the Grant Date	25%

Second Anniversary of the Grant Date	25%

Third Anniversary of the Grant Date	25%

Fourth Anniversary of the Grant Date	25%

The right of exercise shall be cumulative so that to the extent the Option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date (as defined below) or the termination of the Option under Section 5 hereof or the Plan.

Participant understands and agrees that the Option is granted subject to and in accordance with the terms of the Plan.  Participant further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in this Stock Option Agreement and any Addenda to such Stock Option Agreement.  A copy of the Plan is available upon request made to the Corporate Secretary at the Company’s principal offices.  Participant hereby acknowledges receipt of a copy of the Company’s 2009 Stock Incentive Plan.

4.	Exercise of Option.

a)
Form of Exercise.  Each election to exercise the Option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan.  The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of the Option may be for any fractional share.

b)
Continuous Relationship with the Company Required.  Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

5.	Termination of Option. Any unexercised portion of the Option shall automatically and without notice terminate at the time of the earliest to occur of the following:

a)	Expiration. No later than 10 years from the Grant Date (the “Final Exercise Date”).

b)
Termination of Relationship with the Company.  If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (c) and (d) below, the right to exercise the Option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that the Option shall be exercisable only to the extent that the Participant was entitled to exercise the Option on the date of such cessation.  Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise the Option shall terminate immediately upon such violation.

c)
Exercise Period Upon Death or Disability.  If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, the Option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that the Option shall be exercisable only to the extent that the Option was exercisable by the Participant on the date of his or her death or disability, and further provided that the Option shall not be exercisable after the Final Exercise Date.

d)
Termination for Cause.  If, prior to the Final Exercise Date, the Participant’s employment with the Company is terminated by the Company for Cause (as defined below), the right to exercise the Option shall terminate immediately upon the effective date of such termination of employment.  If the Participant is party to an employment, consulting or severance agreement with the Company that contains a definition of “cause” for termination of employment, “Cause” shall have the meaning ascribed to such term in such agreement.  Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive.  The Participant’s employment shall be considered to have been terminated for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that termination for “Cause” was warranted.

6.	Tax Matters.

a)
Withholding.  No Shares will be issued pursuant to the exercise of the Option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of the Option.

b)
Disqualifying Disposition.  If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

7.	Transfer Restrictions.

The Option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, the Option shall be exercisable only by the Participant.

8.	No Employment or Service Contract.

Nothing in this Stock Option Agreement or in the Plan shall confer upon Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate Participant’s service at any time for any reason, with or without cause.

9.	Provisions of the Plan.

The Option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with the Option.

LIVEPERSON, INC.
NONSTATUTORY STOCK OPTION AGREEMENT

1.	Grant of Option.

LivePerson, Inc., a Delaware corporation (the “Company”) hereby grants, as of _____ (the “Grant Date”), to _____ (the “Participant”) of an option (the “Option”) to purchase ____ shares of the Common Stock, $0.001 par value per share, of the Company (“Shares”) at an exercise price equal to $_____ per share (the “Exercise Price”).  The Option shall be subject to the terms and conditions set forth herein.  The Option is issued pursuant to the Company’s 2009 Stock Incentive Plan as Amended and Restated (the “Plan”).

It is intended that the Option evidenced by this Stock Option Agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).  Except as otherwise indicated by the context, the term “Participant”, as used in this Stock Option Agreement, shall be deemed to include any person who acquires the right to exercise the Option validly under its terms.

2.	Definitions.

Unless otherwise provided herein, all capitalized terms in this Stock Option Agreement shall have the meaning assigned to them in the Plan.

3.	Exercise Schedule.

Except as otherwise provided herein or in the Plan, the Option is exercisable in installments as provided below.  The following table indicates each date (the “Vesting Date”) upon which the Participant shall be entitled to exercise the Option with respect to the percentage of Shares granted as indicated beside the date, provided that the continuous relationship with the Company of the Participant (as described below in Section 4(b)) continues through and on the applicable Vesting Date:

Vesting Date	Percentage of Shares

First Anniversary of the Grant Date	25%

Second Anniversary of the Grant Date	25%

Third Anniversary of the Grant Date	25%

Fourth Anniversary of the Grant Date	25%

The right of exercise shall be cumulative so that to the extent the Option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date (as defined below) or the termination of the Option under Section 5 hereof or the Plan.

Participant understands and agrees that the Option is granted subject to and in accordance with the terms of the Plan.  Participant further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in this Stock Option Agreement and any Addenda to such Stock Option Agreement.  A copy of the Plan is available upon request made to the Corporate Secretary at the Company’s principal offices.  Participant hereby acknowledges receipt of a copy of the Company’s 2009 Stock Incentive Plan.

4.	Exercise of Option.

a)
Form of Exercise.  Each election to exercise the Option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan.  The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of the Option may be for any fractional share.

b)
Continuous Relationship with the Company Required.  Except as otherwise provided in this Section 4, the Option may not be exercised unless the Participant, at the time he or she exercises the Option, is, and has been at all times since the Grant Date, an employee, officer, director, consultant or advisor to the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

5.	Termination of Option. Any unexercised portion of the Option shall automatically and without notice terminate at the time of the earliest to occur of the following:

a)	Expiration. No later than 10 years from the Grant Date (the “Final Exercise Date”).

b)
Termination of Relationship with the Company.  If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (c) and (d) below, the right to exercise the Option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that the Option shall be exercisable only to the extent that the Participant was entitled to exercise the Option on the date of such cessation.  Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise the Option shall terminate immediately upon such violation.

c)
Exercise Period Upon Death or Disability.  If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, the Option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that the Option shall be exercisable only to the extent that the Option was exercisable by the Participant on the date of his or her death or disability, and further provided that the Option shall not be exercisable after the Final Exercise Date.

d)
Termination for Cause.  If, prior to the Final Exercise Date, the Participant’s employment or other relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise the Option shall terminate immediately upon the effective date of such termination of employment or other relationship.  If the Participant is party to an employment, consulting or severance agreement with the Company that contains a definition of “cause” for termination of employment or other relationship, “Cause” shall have the meaning ascribed to such term in such agreement.  Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive.  The Participant’s employment or other relationship shall be considered to have been terminated for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that termination for “Cause” was warranted.

6.	Withholding.

No Shares will be issued pursuant to the exercise of the Option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of the Option.

7.	Transfer Restrictions.

The Option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, the Option shall be exercisable only by the Participant.

8.	No Employment or Service Contract.

Nothing in this Stock Option Agreement or in the Plan shall confer upon Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate Participant’s service at any time for any reason, with or without cause.

9.	Provisions of the Plan.

The Option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with the Option.

LIVEPERSON, INC. / LIVEPERSON LTD.
NOTICE OF GRANT OF NON-STATUTORY STOCK OPTION

Notice is hereby given of the following option grant (the “Option”), as of ____ (the “Grant Date”), to be held in trust by ESOP Trust Company (the “Trustee”) for _______ (the “Optionee”) until exercised, to purchase _____ shares (the “Option Shares”) of the Common Stock of LivePerson, Inc. (the “Company”) at an exercise price equal to $___ per share (the “Exercise Price”).

The provisions specified in this notice of grant (the “Grant Notice”) shall form an integral part of the LivePerson, Inc. 2009 Stock Incentive Plan (the “Plan”). This Grant Notice completes the Plan and the attached LivePerson, Inc. 2009 Stock Incentive Plan Israeli Appendix (the “Appendix”) so that they comply with the requirements set by the provisions of Section 102 of the Israeli Income Tax Ordinance (New Version) 1961 (the “Ordinance”), as amended, and any regulations, rules, orders or procedures promulgated there under as may be regulated, amended, or replaced from time to time (“Section 102”) with respect to any Option to be granted by the Corporation to Israeli Optionees, subject to this Grant Notice. The Plan, the Appendix and this Grant Notice are complementary to each other and shall be deemed as one with respect to any Option to be issued to the employees and members of the Board of LivePerson Ltd. (the “Company”). In any case of contradiction, whether explicit or implied, between the provisions of this Grant Notice and the Plan or the Appendix, the provisions set out in the Plan and the Appendix shall prevail.

The Option is allocated to the Trustee under the 102 Capital Gain Track and is subject to the provisions of Section 102 and the following terms:

(a)	The Option is subject to Section 102 and the terms that apply to a Non-Statutory Stock Option in the Plan.

(b)
The Option may only be granted to an Israeli person employed by the Company or by an Israeli subsidiary of the Company or any person who is engaged as an officer of the Company or of an Israeli subsidiary of the Company, and that is not a "controlling party", as defined in section 32 (9) of the Ordinance, prior to and after the issuance of the Option.

(c)
The Option and the Option Shares issued upon the exercise of the Option will be held by the Trustee for a period of at least 24 months from the date on which such Option is allocated to the Trustee or a shorter period as approved by the tax authorities (the “Lock-up Period”), under the terms set in Section 102. In accordance with Section 102, the Optionee is prohibited from selling the Option or the Option Shares issued upon the exercise of the Option, until the end of the Lock-up Period, unless otherwise determined by the Tax Authorities. The meaning of the above restriction for purposes of the Tax Authorities is that if the Employee voluntarily sells the Option or the Option Shares before the end of the Lock-up Period, the Option or the Option Shares shall be subject to tax as ordinary income as per sections 2(1) and 2(2) of the Ordinance, and other provisions of Section 102.

(d)
All rights related to the Option Shares will be held by the Trustee until the end of the Lock-up Period, including bonus shares, and will be subject to the provisions of Section 102 regarding the 102 Capital Gain Track.

(e)	The Optionee declares that s/he is aware and accepts the following terms and conditions:

i.	that Section 102 provisions will apply to the Option.

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ii.	that the Option is granted under the 102 Capital Gain Track.

iii.	that s/he is obligated not to make any disposition of the Option Shares until the end of the Lock-up Period.

(f)
Any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the grant and/or exercise of the Option and the sale of Option Shares issued upon the exercise of the Option, will be borne by the Optionee and s/he will be solely liable for all such taxes, fees and other liabilities. Furthermore, the Optionee shall agree to indemnify the Corporation and the Company and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon.

(g)
The Optionee acknowledges that the receipt of the Option and the acquisition of the Option Shares to be issued upon the exercise of the Option may result in tax consequences. The description set forth in the Plan relating to the payment of tax does not purport to be a full and complete description of the Optionee’s tax obligations under the law.

(h)
Anything to the contrary notwithstanding, the Trustee shall not release any part of the Option which was not already exercised into Option Shares by the Optionee nor release any Option Shares issued upon an exercise of the Option, prior to the full payment of the Exercise Price and Optionee’s tax liability arising from the Option that was granted to him and/or Option Shares issued upon exercise of such Option.

Exercise Schedule.  Except as otherwise provided herein or in the Plan, the Option is exercisable in installments as provided below.  The following table indicates each date (the “Vesting Date”) upon which the Optionee shall be entitled to exercise the Option with respect to the percentage of Option Shares granted as indicated beside the date, provided that the Continuous Relationship with the Company of the Participant continues through and on the applicable Vesting Date:

Vesting Date	Percentage of Shares

First Anniversary of the Grant Date	25%

Second Anniversary of the Grant Date	25%

Third Anniversary of the Grant Date	25%

Fourth Anniversary of the Grant Date	25%

In no event shall the Option become exercisable for any additional Option Shares after the earlier of ten (10) years from the Grant Date or Optionee’s cessation of Service.

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Plan.  Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Appendix attached hereto as Exhibit A and this Grant Notice.  A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation’s principal offices.

Optionee further understands and agrees that the Option is granted subject to and in accordance with the terms of the Trust Agreement.  Optionee further agrees to be bound by the terms of the Trust Agreement, attached hereto as Exhibit B.

No Employment or Service Contract.  Nothing in this Grant Notice or in the attached Appendix or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

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Definitions.  All capitalized terms in this Grant Notice shall have the meaning assigned to them in this Grant Notice or in the attached Appendix.

ATTACHMENTS

Exhibit A – LivePerson, Inc. 2009 Stock Incentive Plan Israeli Appendix

Exhibit B – Trust Agreement

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